RenaissanceRe Holdings Ltd.
Financial Supplement
June 30, 2018

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President, Finance & Investor Relations
T: +1 441 239 4830

Media:
RenaissanceRe Holdings Ltd.
Keil Gunther
Vice President, Marketing & Communications
T: +1 441 239 4932

Kekst and Company
Peter Hill
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.

RenaissanceRe Holdings Ltd.
Basis of Presentation
RenaissanceRe Holdings Ltd. (the "Company" or "RenaissanceRe") is a global provider of reinsurance and insurance. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Ireland, Singapore, Switzerland, the United Kingdom and the United States.
This financial supplement includes certain non-GAAP financial measures including “operating income (loss) available (attributable) to RenaissanceRe common shareholders”, “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “tangible book value per common share”, “tangible book value per common share plus accumulated dividends" and “managed catastrophe premium.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 20 through 23 for Comments on Regulation G.
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this financial supplement contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe.

i

RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended					Six months ended
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	June 30, 2018	June 30, 2017
Highlights
Gross premiums written	$977,343	$1,159,652	$407,766	$640,269	$827,415	$2,136,995	$1,749,505
Net premiums written	$604,509	$663,044	$288,223	$483,221	$555,745	$1,267,553	$1,099,881
Net premiums earned	$429,385	$440,282	$421,473	$547,792	$382,265	$869,667	$748,310
Net claims and claim expenses incurred	60,167	171,703	304,064	1,221,696	142,587	231,870	335,668
Acquisition expenses	105,052	97,711	98,598	76,761	88,251	202,763	171,533
Operating expenses	37,543	41,272	29,192	42,537	41,766	78,815	89,049
Underwriting income (loss)	$226,623	$129,596	$(10,381)	$(793,202)	$109,661	$356,219	$152,060

Net investment income	$71,356	$56,476	$73,464	$40,257	$54,163	$127,832	$108,488
Net realized and unrealized (losses) gains on investments	(17,901)	(82,144)	(7,716)	42,052	58,113	(100,045)	101,486
Total investment result	$53,455	$(25,668)	$65,748	$82,309	$112,276	$27,787	$209,974

Net income (loss) available (attributable) to RenaissanceRe common shareholders	$191,788	$56,713	$(3,452)	$(504,812)	$171,142	$248,501	$263,494
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	$209,631	$135,209	$41,353	$(544,153)	$116,814	$344,840	$170,500

Total assets	$17,023,378	$15,922,202	$15,226,131	$15,044,924	$13,705,680	$17,023,378	$13,705,680
Total shareholders' equity attributable to RenaissanceRe	$4,860,061	$4,436,253	$4,391,375	$4,403,012	$4,955,255	$4,860,061	$4,955,255

Per share data
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$4.78	$1.42	$(0.09)	$(12.75)	$4.24	$6.21	$6.47
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$5.23	$3.40	$1.05	$(13.74)	$2.88	$8.64	$4.16
Dividends per common share	$0.33	$0.33	$0.32	$0.32	$0.32	$0.66	$0.64
Book value per common share	$104.56	$100.29	$99.72	$100.00	$113.08	$104.56	$113.08
Tangible book value per common share (1)	$97.87	$93.63	$93.23	$93.45	$106.52	$97.87	$106.52
Tangible book value per common share plus accumulated dividends (1)	$116.53	$111.96	$111.23	$111.13	$123.88	$116.53	$123.88
Change in tangible book value per common share plus change in accumulated dividends (1)	4.9%	0.8%	0.1%	(12.0)%	3.9%	5.7%	5.2%

Financial ratios
Net claims and claim expense ratio - current accident year	50.4%	46.1%	81.0%	220.8%	49.1%	48.2%	47.0%
Net claims and claim expense ratio - prior accident years	(36.4)%	(7.1)%	(8.9)%	2.2%	(11.8)%	(21.5)%	(2.1)%
Net claims and claim expense ratio - calendar year	14.0%	39.0%	72.1%	223.0%	37.3%	26.7%	44.9%
Underwriting expense ratio	33.2%	31.6%	30.4%	21.8%	34.0%	32.3%	34.8%
Combined ratio	47.2%	70.6%	102.5%	244.8%	71.3%	59.0%	79.7%
Return on average common equity - annualized	18.6%	5.7%	(0.3)%	(47.2)%	15.2%	12.2%	11.7%
Operating return on average common equity - annualized (1)	20.3%	13.5%	4.2%	(50.8)%	10.3%	16.9%	7.4%
Total investment return - annualized	2.0%	(1.0)%	2.6%	3.4%	4.8%	0.5%	4.5%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended					Six months ended
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	June 30, 2018	June 30, 2017
Revenues
Gross premiums written	$977,343	$1,159,652	$407,766	$640,269	$827,415	$2,136,995	$1,749,505
Net premiums written	$604,509	$663,044	$288,223	$483,221	$555,745	$1,267,553	$1,099,881
(Increase) decrease in unearned premiums	(175,124)	(222,762)	133,250	64,571	(173,480)	(397,886)	(351,571)
Net premiums earned	429,385	440,282	421,473	547,792	382,265	869,667	748,310
Net investment income	71,356	56,476	73,464	40,257	54,163	127,832	108,488
Net foreign exchange (losses) gains	(10,687)	3,757	(490)	(156)	3,109	(6,930)	11,274
Equity in earnings of other ventures	5,826	857	2,200	1,794	5,543	6,683	4,036
Other income (loss)	1,225	(1,242)	2,362	2,996	2,392	(17)	4,057
Net realized and unrealized (losses) gains on investments	(17,901)	(82,144)	(7,716)	42,052	58,113	(100,045)	101,486
Total revenues	479,204	417,986	491,293	634,735	505,585	897,190	977,651
Expenses
Net claims and claim expenses incurred	60,167	171,703	304,064	1,221,696	142,587	231,870	335,668
Acquisition expenses	105,052	97,711	98,598	76,761	88,251	202,763	171,533
Operational expenses	37,543	41,272	29,192	42,537	41,766	78,815	89,049
Corporate expenses	8,301	6,733	4,237	4,413	4,636	15,034	9,922
Interest expense	11,768	11,767	11,777	11,799	10,091	23,535	20,617
Total expenses	222,831	329,186	447,868	1,357,206	287,331	552,017	626,789
Income (loss) before taxes	256,373	88,800	43,425	(722,471)	218,254	345,173	350,862
Income tax (expense) benefit	(4,506)	3,407	(41,226)	18,977	(3,904)	(1,099)	(4,238)
Net income (loss)	251,867	92,207	2,199	(703,494)	214,350	344,074	346,624
Net (income) loss attributable to noncontrolling interests	(54,483)	(29,899)	(56)	204,277	(37,612)	(84,382)	(71,939)
Net income (loss) attributable to RenaissanceRe	197,384	62,308	2,143	(499,217)	176,738	259,692	274,685
Dividends on preference shares	(5,596)	(5,595)	(5,595)	(5,595)	(5,596)	(11,191)	(11,191)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$191,788	$56,713	$(3,452)	$(504,812)	$171,142	$248,501	$263,494

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$4.78	$1.42	$(0.09)	$(12.75)	$4.25	$6.21	$6.50
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$4.78	$1.42	$(0.09)	$(12.75)	$4.24	$6.21	$6.47
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$5.23	$3.40	$1.05	$(13.74)	$2.88	$8.64	$4.16

Return on average common equity - annualized	18.6%	5.7%	(0.3)%	(47.2)%	15.2%	12.2%	11.7%
Operating return on average common equity - annualized (1)	20.3%	13.5%	4.2%	(50.8)%	10.3%	16.9%	7.4%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended June 30, 2018
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$552,627	$424,716	$—	$977,343
Net premiums written	$297,832	$306,677	$—	$604,509
Net premiums earned	$204,138	$225,247	$—	$429,385
Net claims and claim expenses incurred	(74,269)	134,524	(88)	60,167
Acquisition expenses	40,850	64,201	1	105,052
Operational expenses	23,810	13,552	181	37,543
Underwriting income (loss)	$213,747	$12,970	$(94)	$226,623

Net claims and claim expenses incurred - current accident year	$68,876	$147,520	$—	$216,396
Net claims and claim expenses incurred - prior accident years	(143,145)	(12,996)	(88)	(156,229)
Net claims and claim expenses incurred - total	$(74,269)	$134,524	$(88)	$60,167

Net claims and claim expense ratio - current accident year	33.7%	65.5%		50.4%
Net claims and claim expense ratio - prior accident years	(70.1)%	(5.8)%		(36.4)%
Net claims and claim expense ratio - calendar year	(36.4)%	59.7%		14.0%
Underwriting expense ratio	31.7%	34.5%		33.2%
Combined ratio	(4.7)%	94.2%		47.2%

	Three months ended June 30, 2017
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$499,347	$328,068	$—	$827,415
Net premiums written	$336,464	$219,281	$—	$555,745
Net premiums earned	$192,198	$190,065	$2	$382,265
Net claims and claim expenses incurred	33,017	109,797	(227)	142,587
Acquisition expenses	28,500	59,752	(1)	88,251
Operational expenses	24,053	17,712	1	41,766
Underwriting income	$106,628	$2,804	$229	$109,661

Net claims and claim expenses incurred - current accident year	$56,889	$130,802	$—	$187,691
Net claims and claim expenses incurred - prior accident years	(23,872)	(21,005)	(227)	(45,104)
Net claims and claim expenses incurred - total	$33,017	$109,797	$(227)	$142,587

Net claims and claim expense ratio - current accident year	29.6%	68.8%		49.1%
Net claims and claim expense ratio - prior accident years	(12.4)%	(11.0)%		(11.8)%
Net claims and claim expense ratio - calendar year	17.2%	57.8%		37.3%
Underwriting expense ratio	27.3%	40.7%		34.0%
Combined ratio	44.5%	98.5%		71.3%

3

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Six months ended June 30, 2018
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$1,259,595	$877,400	$—	$2,136,995
Net premiums written	$651,909	$615,644	$—	$1,267,553
Net premiums earned	$429,187	$440,480	$—	$869,667
Net claims and claim expenses incurred	(43,662)	275,602	(70)	231,870
Acquisition expenses	81,571	121,191	1	202,763
Operational expenses	50,356	28,145	314	78,815
Underwriting income (loss)	$340,922	$15,542	$(245)	$356,219

Net claims and claim expenses incurred - current accident year	$127,045	$292,389	$—	$419,434
Net claims and claim expenses incurred - prior accident years	(170,707)	(16,787)	(70)	(187,564)
Net claims and claim expenses incurred - total	$(43,662)	$275,602	$(70)	$231,870

Net claims and claim expense ratio - current accident year	29.6%	66.4%		48.2%
Net claims and claim expense ratio - prior accident years	(39.8)%	(3.8)%		(21.5)%
Net claims and claim expense ratio - calendar year	(10.2)%	62.6%		26.7%
Underwriting expense ratio	30.8%	33.9%		32.3%
Combined ratio	20.6%	96.5%		59.0%

	Six months ended June 30, 2017
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$1,019,876	$729,629	$—	$1,749,505
Net premiums written	$626,335	$473,546	$—	$1,099,881
Net premiums earned	$379,186	$369,124	$—	$748,310
Net claims and claim expenses incurred	71,855	264,368	(555)	335,668
Acquisition expenses	57,603	113,931	(1)	171,533
Operational expenses	51,718	37,319	12	89,049
Underwriting income (loss)	$198,010	$(46,494)	$544	$152,060

Net claims and claim expenses incurred - current accident year	$96,655	$255,111	$—	$351,766
Net claims and claim expenses incurred - prior accident years	(24,800)	9,257	(555)	(16,098)
Net claims and claim expenses incurred - total	$71,855	$264,368	$(555)	$335,668

Net claims and claim expense ratio - current accident year	25.5%	69.1%		47.0%
Net claims and claim expense ratio - prior accident years	(6.6)%	2.5%		(2.1)%
Net claims and claim expense ratio - calendar year	18.9%	71.6%		44.9%
Underwriting expense ratio	28.9%	41.0%		34.8%
Combined ratio	47.8%	112.6%		79.7%

4

RenaissanceRe Holdings Ltd.
Segment Underwriting Results

	Three months ended
Property Segment	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Gross premiums written	$552,627	$706,968	$95,166	$325,395	$499,347
Net premiums written	$297,832	$354,077	$82,286	$269,393	$336,464
Net premiums earned	$204,138	$225,049	$215,046	$336,838	$192,198
Net claims and claim expenses incurred	(74,269)	30,607	181,712	1,044,418	33,017
Acquisition expenses	40,850	40,721	38,699	17,514	28,500
Operational expenses	23,810	26,546	17,353	25,123	24,053
Underwriting income (loss)	$213,747	$127,175	$(22,718)	$(750,217)	$106,628

Net claims and claim expenses incurred - current accident year	$68,876	$58,169	$210,340	$1,036,586	$56,889
Net claims and claim expenses incurred - prior accident years	(143,145)	(27,562)	(28,628)	7,832	(23,872)
Net claims and claim expenses incurred - total	$(74,269)	$30,607	$181,712	$1,044,418	$33,017

Net claims and claim expense ratio - current accident year	33.7%	25.8%	97.8%	307.7%	29.6%
Net claims and claim expense ratio - prior accident years	(70.1)%	(12.2)%	(13.3)%	2.4%	(12.4)%
Net claims and claim expense ratio - calendar year	(36.4)%	13.6%	84.5%	310.1%	17.2%
Underwriting expense ratio	31.7%	29.9%	26.1%	12.6%	27.3%
Combined ratio	(4.7)%	43.5%	110.6%	322.7%	44.5%

	Three months ended
Casualty and Specialty Segment	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Gross premiums written	$424,716	$452,684	$312,600	$314,881	$328,068
Net premiums written	$306,677	$308,967	$205,926	$213,835	$219,281
Net premiums earned	$225,247	$215,233	$206,416	$210,961	$190,065
Net claims and claim expenses incurred	134,524	141,078	123,225	177,433	109,797
Acquisition expenses	64,201	56,990	59,898	59,248	59,752
Operational expenses	13,552	14,593	11,840	17,389	17,712
Underwriting income (loss)	12,970	$2,572	$11,453	$(43,109)	$2,804

Net claims and claim expenses incurred - current accident year	$147,520	$144,869	$131,057	$172,675	$130,802
Net claims and claim expenses incurred - prior accident years	(12,996)	(3,791)	(7,832)	4,758	(21,005)
Net claims and claim expenses incurred - total	$134,524	$141,078	$123,225	$177,433	$109,797

Net claims and claim expense ratio - current accident year	65.5%	67.3%	63.5%	81.9%	68.8%
Net claims and claim expense ratio - prior accident years	(5.8)%	(1.8)%	(3.8)%	2.2%	(11.0)%
Net claims and claim expense ratio - calendar year	59.7%	65.5%	59.7%	84.1%	57.8%
Underwriting expense ratio	34.5%	33.3%	34.8%	36.3%	40.7%
Combined ratio	94.2%	98.8%	94.5%	120.4%	98.5%

5

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended					Six months ended
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	June 30, 2018	June 30, 2017
Revenues
Gross premiums written	$159,864	$139,664	$5,145	$68,352	$132,009	$299,528	$248,689
Net premiums written	$123,074	$116,996	$2,832	$63,442	$116,523	$240,070	$215,218
(Increase) decrease in unearned premiums	(68,497)	(52,623)	60,210	41,278	(56,246)	(121,120)	(98,738)
Net premiums earned	54,577	64,373	63,042	104,720	60,277	118,950	116,480
Net investment income	11,111	10,078	9,488	8,334	8,065	21,189	15,821
Net foreign exchange gains (losses)	50	505	(70)	(66)	224	555	572
Other income	69	1	—	—	679	70	680
Net realized and unrealized (losses) gains on investments	(6,853)	(16,832)	(10,641)	528	2,207	(23,685)	4,268
Total revenues	58,954	58,125	61,819	113,516	71,452	117,079	137,821
Expenses
Net claims and claim expenses incurred	(39,479)	4,592	61,444	415,669	(2,233)	(34,887)	(1,426)
Acquisition expenses	22,616	16,007	7,518	(53,773)	17,525	38,623	33,417
Operational and corporate expenses	8,721	8,409	719	6,441	6,976	17,130	13,555
Interest expense	1,858	1,858	1,859	1,859	1,858	3,716	3,716
Total expenses	(6,284)	30,866	71,540	370,196	24,126	24,582	49,262
Income (loss) before taxes	65,238	27,259	(9,721)	(256,680)	47,326	92,497	88,559
Income tax (expense) benefit	(747)	(368)	(157)	1,164	(273)	(1,115)	(296)
Net income (loss) available (attributable) to DaVinciRe common shareholders	$64,491	$26,891	$(9,878)	$(255,516)	$47,053	$91,382	$88,263

Net claims and claim expenses incurred - current accident year	$9,867	$7,943	$68,096	$413,466	$10,500	$17,810	$16,399
Net claims and claim expenses incurred - prior accident years	(49,346)	(3,351)	(6,652)	2,203	(12,733)	(52,697)	(17,825)
Net claims and claim expenses incurred - total	$(39,479)	$4,592	$61,444	$415,669	$(2,233)	$(34,887)	$(1,426)

Net claims and claim expense ratio - current accident year	18.1%	12.3%	108.0%	394.8%	17.4%	15.0%	14.1%
Net claims and claim expense ratio - prior accident years	(90.4)%	(5.2)%	(10.5)%	2.1%	(21.1)%	(44.3)%	(15.3)%
Net claims and claim expense ratio - calendar year	(72.3)%	7.1%	97.5%	396.9%	(3.7)%	(29.3)%	(1.2)%
Underwriting expense ratio	57.4%	38.0%	13.0%	(45.2)%	40.6%	46.8%	40.3%
Combined ratio	(14.9)%	45.1%	110.5%	351.7%	36.9%	17.5%	39.1%

6

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Assets
Fixed maturity investments trading, at fair value	$7,420,778	$7,404,761	$7,426,555	$7,092,969	$7,282,264
Short term investments, at fair value	2,031,943	1,616,597	991,863	1,497,262	1,070,950
Equity investments trading, at fair value	432,804	387,462	388,254	402,035	393,405
Other investments, at fair value	713,200	692,652	594,793	548,492	561,212
Investments in other ventures, under equity method	111,935	120,232	101,974	101,420	101,077
Total investments	10,710,660	10,221,704	9,503,439	9,642,178	9,408,908
Cash and cash equivalents	548,472	647,973	1,361,592	581,576	623,150
Premiums receivable	1,959,647	1,684,630	1,304,622	1,521,266	1,533,833
Prepaid reinsurance premiums	925,501	794,921	533,546	635,756	705,322
Reinsurance recoverable	1,454,991	1,572,321	1,586,630	1,588,304	370,586
Accrued investment income	44,810	43,069	42,235	38,366	40,118
Deferred acquisition costs	511,155	477,010	426,551	434,914	430,106
Receivable for investments sold	505,907	111,431	103,145	193,758	170,411
Other assets	122,048	127,571	121,226	164,019	176,816
Goodwill and other intangibles	240,187	241,572	243,145	244,787	246,430
Total assets	$17,023,378	$15,922,202	$15,226,131	$15,044,924	$13,705,680
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$4,702,345	$4,912,727	$5,080,408	$5,192,313	$2,989,806
Unearned premiums	2,267,450	1,961,746	1,477,609	1,713,069	1,847,206
Debt	990,371	989,995	989,623	989,245	988,866
Reinsurance balances payable	2,085,034	1,758,948	989,090	1,034,454	1,052,494
Payable for investments purchased	490,589	306,664	208,749	377,543	407,312
Other liabilities	134,100	130,505	792,771	301,559	222,658
Total liabilities	10,669,889	10,060,585	9,538,250	9,608,183	7,508,342
Redeemable noncontrolling interest	1,493,428	1,425,364	1,296,506	1,033,729	1,242,083
Shareholders' Equity
Preference shares	650,000	400,000	400,000	400,000	400,000
Common shares	40,263	40,246	40,024	40,029	40,282
Additional paid-in capital	35,094	38,552	37,355	32,852	67,583
Accumulated other comprehensive (loss) income	(1,101)	194	224	161	(139)
Retained earnings	4,135,805	3,957,261	3,913,772	3,929,970	4,447,529
Total shareholders' equity attributable to RenaissanceRe	4,860,061	4,436,253	4,391,375	4,403,012	4,955,255
Total liabilities, noncontrolling interests and shareholders' equity	$17,023,378	$15,922,202	$15,226,131	$15,044,924	$13,705,680

Book value per common share	$104.56	$100.29	$99.72	$100.00	$113.08

7

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

Type of Investment	June 30, 2018		March 31, 2018		December 31, 2017		September 30, 2017		June 30, 2017
U.S. treasuries	$2,968,855	27.7%	$2,834,487	27.7%	$3,168,763	33.3%	$2,956,952	30.7%	$2,826,681	30.0%
Agencies	55,199	0.5%	45,365	0.5%	47,646	0.5%	41,109	0.5%	83,343	0.9%
Municipal	6,164	0.1%	506,470	5.0%	509,802	5.4%	521,220	5.4%	518,912	5.5%
Non-U.S. government (Sovereign debt)	298,811	2.8%	303,056	3.0%	287,660	3.0%	177,855	1.8%	173,667	1.8%
Non-U.S. government-backed corporate	185,640	1.7%	191,202	1.9%	163,651	1.7%	121,892	1.3%	74,620	0.8%
Corporate	2,280,080	21.3%	2,147,578	21.0%	2,063,459	21.7%	2,028,750	21.0%	2,186,040	23.2%
Agency mortgage-backed	762,077	7.1%	693,377	6.8%	500,456	5.3%	499,310	5.2%	567,560	6.0%
Non-agency mortgage-backed	300,311	2.8%	302,638	2.9%	300,331	3.1%	299,530	3.1%	275,268	3.0%
Commercial mortgage-backed	248,590	2.3%	197,126	1.9%	202,062	2.1%	263,029	2.7%	384,610	4.1%
Asset-backed	315,051	3.0%	183,462	1.7%	182,725	2.0%	183,322	1.9%	191,563	2.0%
Total fixed maturity investments, at fair value	7,420,778	69.3%	7,404,761	72.4%	7,426,555	78.1%	7,092,969	73.6%	7,282,264	77.3%
Short term investments, at fair value	2,031,943	19.0%	1,616,597	15.8%	991,863	10.4%	1,497,262	15.5%	1,070,950	11.4%
Equity investments trading, at fair value	432,804	4.1%	387,462	3.8%	388,254	4.1%	402,035	4.2%	393,405	4.2%
Other investments, at fair value	713,200	6.6%	692,652	6.8%	594,793	6.3%	548,492	5.6%	561,212	6.0%
Total managed investment portfolio	10,598,725	99.0%	10,101,472	98.8%	9,401,465	98.9%	9,540,758	98.9%	9,307,831	98.9%
Investments in other ventures, under equity method	111,935	1.0%	120,232	1.2%	101,974	1.1%	101,420	1.1%	101,077	1.1%
Total investments	$10,710,660	100.0%	$10,221,704	100.0%	$9,503,439	100.0%	$9,642,178	100.0%	$9,408,908	100.0%
Credit Quality of Fixed Maturity Investments
AAA	$792,956	10.7%	$723,897	9.7%	$739,822	10.0%	$731,560	10.3%	$849,306	11.7%
AA	4,181,431	56.3%	4,204,030	56.8%	4,341,541	58.5%	4,073,325	57.4%	4,056,958	55.7%
A	853,862	11.5%	889,814	12.0%	813,953	11.0%	755,457	10.7%	743,633	10.2%
BBB	516,911	7.0%	540,639	7.3%	522,601	7.0%	546,821	7.7%	578,823	7.9%
Non-investment grade and not rated	1,075,618	14.5%	1,046,381	14.2%	1,008,638	13.5%	985,806	13.9%	1,053,544	14.5%
Total fixed maturity investments, at fair value	$7,420,778	100.0%	$7,404,761	100.0%	$7,426,555	100.0%	$7,092,969	100.0%	$7,282,264	100.0%
Maturity Profile of Fixed Maturity Investments
Due in less than one year	$383,353	5.2%	$495,143	6.7%	$546,255	7.3%	$367,091	5.2%	$427,683	5.9%
Due after one through five years	4,421,536	59.5%	4,324,744	58.4%	4,521,930	60.9%	4,324,948	61.0%	4,111,191	56.5%
Due after five through ten years	904,070	12.2%	1,064,575	14.4%	1,007,656	13.6%	1,001,975	14.1%	1,153,811	15.8%
Due after ten years	85,790	1.2%	143,696	1.9%	165,140	2.2%	153,764	2.1%	170,578	2.3%
Mortgage-backed securities	1,310,978	17.7%	1,193,141	16.1%	1,002,849	13.5%	1,061,869	15.0%	1,227,438	16.9%
Asset-backed securities	315,051	4.2%	183,462	2.5%	182,725	2.5%	183,322	2.6%	191,563	2.6%
Total fixed maturity investments, at fair value	$7,420,778	100.0%	$7,404,761	100.0%	$7,426,555	100.0%	$7,092,969	100.0%	$7,282,264	100.0%
Weighted average yield to maturity of fixed maturity and short term investments	3.0%		2.9%		2.5%		2.2%		2.3%
Average duration of fixed maturities and short term investments	2.2		2.4		2.5		2.6		2.6

8

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Type of Investment
Catastrophe bonds	$501,025	$476,534	$380,475	$332,044	$348,353
Private equity partnerships	186,200	190,067	196,220	196,280	194,331
Senior secured bank loan funds	14,414	13,771	17,574	19,572	17,321
Hedge funds	11,561	12,280	524	596	1,207
Total other investments, at fair value	$713,200	$692,652	$594,793	$548,492	$561,212

Type of Investment
Catastrophe bonds	70.3%	68.8%	64.0%	60.5%	62.1%
Private equity partnerships	26.1%	27.4%	32.9%	35.8%	34.6%
Senior secured bank loan funds	2.0%	2.0%	3.0%	3.6%	3.1%
Hedge funds	1.6%	1.8%	0.1%	0.1%	0.2%
Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

9

RenaissanceRe Holdings Ltd.
Total Investment Result

	Three months ended					Six months ended
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	June 30, 2018	June 30, 2017
Fixed maturity investments	$50,416	$45,643	$46,544	$45,305	$44,356	$96,059	$87,775
Short term investments	7,633	5,304	3,606	2,771	2,981	12,937	4,705
Equity investments trading	1,490	698	998	930	889	2,188	1,700
Other investments
Private equity investments	3,860	(434)	13,215	6,371	6,611	3,426	14,413
Other	10,658	8,023	12,587	(11,491)	2,899	18,681	6,971
Cash and cash equivalents	1,039	565	360	352	295	1,604	484
	75,096	59,799	77,310	44,238	58,031	134,895	116,048
Investment expenses	(3,740)	(3,323)	(3,846)	(3,981)	(3,868)	(7,063)	(7,560)
Net investment income	71,356	56,476	73,464	40,257	54,163	127,832	108,488

Gross realized gains	5,133	4,583	6,068	16,343	15,249	9,716	26,710
Gross realized losses	(26,519)	(25,853)	(8,930)	(6,126)	(7,243)	(52,372)	(23,776)
Net realized (losses) gains on fixed maturity investments	(21,386)	(21,270)	(2,862)	10,217	8,006	(42,656)	2,934
Net unrealized (losses) gains on fixed maturity investments trading	(9,420)	(55,372)	(40,461)	5,545	18,760	(64,792)	43,395
Net realized and unrealized gains (losses) on investments-related derivatives	1,038	(4,364)	1,854	(4,020)	(268)	(3,326)	(324)
Net realized gains on equity investments trading	348	234	30,291	13,675	15,146	582	36,061
Net unrealized gains (losses) on equity investments trading	11,519	(1,372)	3,462	16,635	16,469	10,147	19,420
Net realized and unrealized (losses) gains on investments	(17,901)	(82,144)	(7,716)	42,052	58,113	(100,045)	101,486
Total investment result	$53,455	$(25,668)	$65,748	$82,309	$112,276	$27,787	$209,974

Total investment return - annualized	2.0%	(1.0)%	2.6%	3.4%	4.8%	0.5%	4.5%

10

RenaissanceRe Holdings Ltd.
Investment Portfolio - Effective Yield and Credit Rating
					Credit Rating (1)
June 30, 2018	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Yield to Maturity	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$2,031,943	$2,031,943	19.0%	1.6%	$1,901,309	$121,798	$6,323	$1,200	$751	$562
		100.0%			93.6%	6.0%	0.3%	0.1%	—%	—%
Fixed maturity investments
U.S. treasuries	3,006,791	2,968,855	27.7%	2.6%	—	2,968,855	—	—	—	—
Agencies
Fannie Mae and Freddie Mac	34,742	34,290	0.3%	2.7%	—	34,290	—	—	—	—
Other agencies	21,215	20,909	0.2%	2.7%	—	20,909	—	—	—	—
Total agencies	55,957	55,199	0.5%	2.7%	—	55,199	—	—	—	—
Municipal	6,078	6,164	0.1%	3.8%	—	1,069	4,592	503	—	—
Non-U.S. government (Sovereign debt)	304,788	298,811	2.8%	2.6%	209,856	56,117	32,552	286	—	—
Non-U.S. government-backed corporate	187,890	185,640	1.7%	3.0%	82,352	67,334	34,535	1,419	—	—
Corporate	2,312,088	2,280,080	21.3%	4.3%	41,110	177,408	775,205	469,605	759,966	56,786
Mortgage-backed
Residential mortgage-backed
Agency securities	775,686	762,077	7.1%	3.4%	—	762,077	—	—	—	—
Non-agency securities - Alt A	231,212	245,494	2.3%	3.8%	7,670	10,261	3,022	8,574	191,599	24,368
Non-agency securities - Prime	51,966	54,817	0.5%	4.1%	3,995	3,660	1,690	2,573	30,304	12,595
Total residential mortgage-backed	1,058,864	1,062,388	9.9%	3.6%	11,665	775,998	4,712	11,147	221,903	36,963
Commercial mortgage-backed	252,070	248,590	2.3%	3.5%	199,709	39,041	215	9,625	—	—
Total mortgage-backed	1,310,934	1,310,978	12.2%	3.5%	211,374	815,039	4,927	20,772	221,903	36,963
Asset-backed
Collateralized loan obligations	269,621	269,626	2.5%	3.6%	206,579	40,410	400	22,237	—	—
Credit cards	18,150	18,041	0.2%	2.8%	18,041	—	—	—	—	—
Auto loans	19,046	18,831	0.2%	3.4%	18,831	—	—	—	—	—
Student loans	2,431	2,427	—%	3.1%	2,427	—	—	—	—	—
Other	6,223	6,126	0.1%	3.4%	2,386	—	1,651	2,089	—	—
Total asset-backed	315,471	315,051	3.0%	3.6%	248,264	40,410	2,051	24,326	—	—
Total securitized assets	1,626,405	1,626,029	15.2%	3.5%	459,638	855,449	6,978	45,098	221,903	36,963
Total fixed maturity investments	7,499,997	7,420,778	69.3%	3.3%	792,956	4,181,431	853,862	516,911	981,869	93,749
		100.0%			10.7%	56.3%	11.5%	7.0%	13.2%	1.3%
Equity investments trading		432,804	4.1%		—	—	—	—	—	432,804
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Catastrophe bonds		501,025	4.7%		—	—	—	—	501,025	—
Private equity partnerships		186,200	1.7%		—	—	—	—	—	186,200
Senior secured bank loan funds		14,414	0.1%		—	—	—	—	—	14,414
Hedge funds		11,561	0.1%		—	—	—	—	—	11,561
Total other investments		713,200	6.6%		—	—	—	—	501,025	212,175
		100.0%			—%	—%	—%	—%	70.3%	29.7%
Investments in other ventures		111,935	1.0%		—	—	—	—	—	111,935
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$10,710,660	100.0%		$2,694,265	$4,303,229	$860,185	$518,111	$1,483,645	$851,225
		100.0%			25.2%	40.2%	8.0%	4.8%	13.9%	7.9%

(1)
The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

11

RenaissanceRe Holdings Ltd.
Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	June 30, 2018
Issuer	Total	Short term investments	Fixed maturity investments
Goldman Sachs Group Inc.	$46,306	$—	$46,306
JP Morgan Chase & Co.	44,043	—	44,043
Bank of America Corp.	39,808	—	39,808
Morgan Stanley	39,748	—	39,748
Wells Fargo & Co.	32,932	—	32,932
HSBC Holdings PLC	30,110	—	30,110
Citigroup Inc.	26,771	—	26,771
Banco Santander, S.A.	24,718	—	24,718
UBS Group AG	23,264	—	23,264
Sumitomo Mitsui Financial Group	21,713	—	21,713
Total (1)	$329,413	$—	$329,413

(1)	Excludes non-U.S. government-backed corporate fixed maturity investments, reverse repurchase agreements and commercial paper, at fair value.

12

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
June 30, 2018
Property	$631,642	$766,450	$568,642	$1,966,734
Casualty and Specialty	750,149	105,066	1,871,468	2,726,683
Other	4,433	—	4,495	8,928
Total	$1,386,224	$871,516	$2,444,605	$4,702,345

March 31, 2018
Property	$701,202	$850,498	$687,209	$2,238,909
Casualty and Specialty	740,809	118,380	1,801,361	2,660,550
Other	4,999	—	8,269	13,268
Total	$1,447,010	$968,878	$2,496,839	$4,912,727

December 31, 2017
Property	$696,285	$896,522	$893,583	$2,486,390
Casualty and Specialty	689,962	124,923	1,760,607	2,575,492
Other	6,605	—	11,921	18,526
Total	$1,392,852	$1,021,445	$2,666,111	$5,080,408

September 30, 2017
Property	$310,871	$416,758	$1,917,573	$2,645,202
Casualty and Specialty	655,328	132,755	1,734,475	2,522,558
Other	9,904	—	14,649	24,553
Total	$976,103	$549,513	$3,666,697	$5,192,313

June 30, 2017
Property	$221,898	$167,510	$216,163	$605,571
Casualty and Specialty	635,834	111,021	1,619,915	2,366,770
Other	2,532	—	14,933	17,465
Total	$860,264	$278,531	$1,851,011	$2,989,806

13

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended June 30, 2018			Three months ended June 30, 2017
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$4,912,727	$1,572,321	$3,340,406	$2,934,688	$325,819	$2,608,869
Incurred claims and claim expenses
Current year	283,416	67,020	216,396	245,823	58,132	187,691
Prior years	(206,471)	(50,242)	(156,229)	(55,920)	(10,816)	(45,104)
Total incurred claims and claim expenses	76,945	16,778	60,167	189,903	47,316	142,587
Paid claims and claim expenses
Current year	16,456	1,604	14,852	12,864	708	12,156
Prior years	250,159	132,498	117,661	139,407	1,861	137,546
Total paid claims and claim expenses	266,615	134,102	132,513	152,271	2,569	149,702
Foreign exchange	(20,712)	(6)	(20,706)	17,486	20	17,466
Reserve for claims and claim expenses, end of period	$4,702,345	$1,454,991	$3,247,354	$2,989,806	$370,586	$2,619,220

	Six months ended June 30, 2018			Six months ended June 30, 2017
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$5,080,408	$1,586,630	$3,493,778	$2,848,294	$279,564	$2,568,730
Incurred claims and claim expenses
Current year	550,434	131,000	419,434	465,683	113,917	351,766
Prior years	(247,747)	(60,183)	(187,564)	(23,976)	(7,878)	(16,098)
Total incurred claims and claim expenses	302,687	70,817	231,870	441,707	106,039	335,668
Paid claims and claim expenses
Current year	28,032	4,130	23,902	21,988	2,103	19,885
Prior years	644,113	198,323	445,790	298,040	12,994	285,046
Total paid claims and claim expenses	672,145	202,453	469,692	320,028	15,097	304,931
Foreign exchange	(8,605)	(3)	(8,602)	19,833	80	19,753
Reserve for claims and claim expenses, end of period	$4,702,345	$1,454,991	$3,247,354	$2,989,806	$370,586	$2,619,220

14

RenaissanceRe Holdings Ltd.
Earnings per Share

	Three months ended
(common shares in thousands)	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$191,788	$56,713	$(3,452)	$(504,812)	$171,142
Amount allocated to participating common shareholders (1)	(2,174)	(546)	(113)	(116)	(1,585)
	$189,614	$56,167	$(3,565)	$(504,928)	$169,557
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share -
Weighted average common shares	39,641	39,552	39,478	39,591	39,937
Per common share equivalents of employee stock options and restricted shares	13	47	—	—	87
Denominator for diluted income (loss) per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	39,654	39,599	39,478	39,591	40,024

Basic income (loss) per RenaissanceRe common share	$4.78	$1.42	$(0.09)	$(12.75)	$4.25
Diluted income (loss) per RenaissanceRe common share	$4.78	$1.42	$(0.09)	$(12.75)	$4.24

	Six months ended
(common shares in thousands)	June 30, 2018	June 30, 2017
Numerator:
Net income available to RenaissanceRe common shareholders	$248,501	$263,494
Amount allocated to participating common shareholders (1)	(2,583)	(2,526)
	$245,918	$260,968
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	39,597	40,172
Per common share equivalents of employee stock options and restricted shares	25	152
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	39,622	40,324

Basic income per RenaissanceRe common share	$6.21	$6.50
Diluted income per RenaissanceRe common share	$6.21	$6.47

(1)
Represents earnings attributable to holders of unvested restricted shares issued pursuant to the Company's 2001 Stock Incentive Plan, 2010 Performance-Based Equity Incentive Plan, 2016 Long-Term Incentive Plan and to the Company's non-employee directors.

15

RenaissanceRe Holdings Ltd.
Equity in Earnings of Other Ventures

	Three months ended
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Tower Hill Companies	$4,555	$(910)	$(412)	$(383)	$3,206
Top Layer Re	1,999	2,033	1,987	2,722	2,658
Other	(728)	(266)	625	(545)	(321)
Total equity in earnings of other ventures	$5,826	$857	$2,200	$1,794	$5,543

	Six months ended
	June 30, 2018	June 30, 2017
Top Layer Re	$4,032	$5,142
Tower Hill Companies	3,645	(852)
Other	(994)	(254)
Total equity in earnings of other ventures	$6,683	$4,036

Other (Loss) Income

	Three months ended
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$787	$(1,523)	$1,230	$2,793	$3,134
Other items	438	281	1,132	203	(742)
Total other income (loss)	$1,225	$(1,242)	$2,362	$2,996	$2,392

	Six months ended
	June 30, 2018	June 30, 2017
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$(736)	$4,632
Other items	719	(575)
Total other (loss) income	$(17)	$4,057

16

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best	S&P	Moody's	Fitch

Renaissance Reinsurance (1)	A+	A+	A1	A+
DaVinci (1)	A	A+	A3	—
Renaissance Reinsurance U.S. (1)	A+	A+	—	—
RenaissanceRe Specialty U.S. (1)	A+	A+	—	—
Renaissance Reinsurance of Europe (1)	A+	A+	—	—
Top Layer Re (1)	A+	AA	—	—

Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	AA-

RenaissanceRe (3)	Very Strong	Very Strong	—	—
(1) The A.M. Best, S&P, Moody's and Fitch ratings for the companies set forth in the table above reflect the insurer's financial strength rating and, in addition to the insurer's financial strength rating, the S&P ratings reflect the insurer's issuer credit rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent Syndicate 1458's financial strength rating.
(3) The A.M. Best rating for RenaissanceRe refers to the Enterprise Risk Management ("ERM") A.M. Best score within A.M. Best’s credit ratings methodology. The S&P rating for RenaissanceRe represents the rating on its ERM practices.

17

RenaissanceRe Holdings Ltd.
Gross Premiums Written

	Three months ended					Six months ended
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	June 30, 2018	June 30, 2017
Property Segment
Catastrophe	$437,720	$590,337	$35,012	$243,514	$411,500	$1,028,057	$825,924
Other property	114,907	116,631	60,154	81,881	87,847	231,538	193,952
Property segment gross premiums written	$552,627	$706,968	$95,166	$325,395	$499,347	$1,259,595	$1,019,876

Casualty and Specialty Segment
General casualty (1)	$153,648	$126,626	$80,538	$107,055	$107,994	$280,274	$230,287
Professional liability (2)	97,811	157,113	117,075	101,482	101,447	254,924	233,753
Financial lines (3)	88,215	93,267	83,157	66,186	69,314	181,482	154,457
Other (4)	85,042	75,678	31,830	40,158	49,313	160,720	111,132
Casualty and Specialty segment gross premiums written	$424,716	$452,684	$312,600	$314,881	$328,068	$877,400	$729,629

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

18

RenaissanceRe Holdings Ltd.
Property Segment Supplemental Underwriting Results

	Three months ended June 30, 2018			Three months ended June 30, 2017
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$437,720	$114,907	$552,627	$411,500	$87,847	$499,347
Net premiums written	$191,797	$106,035	$297,832	$256,595	$79,869	$336,464
Net premiums earned	$119,227	$84,911	$204,138	$136,633	$55,565	$192,198
Net claims and claim expenses incurred	(112,222)	37,953	(74,269)	227	32,790	33,017
Acquisition expenses	16,041	24,809	40,850	11,188	17,312	28,500
Operational expenses	19,922	3,888	23,810	19,961	4,092	24,053
Underwriting income	$195,486	$18,261	$213,747	$105,257	$1,371	$106,628

Net claims and claim expenses incurred - current accident year	$21,964	$46,912	$68,876	$25,828	$31,061	$56,889
Net claims and claim expenses incurred - prior accident years	(134,186)	(8,959)	(143,145)	(25,601)	1,729	(23,872)
Net claims and claim expenses incurred - total	$(112,222)	$37,953	$(74,269)	$227	$32,790	$33,017

Net claims and claim expense ratio - current accident year	18.4%	55.2%	33.7%	18.9%	55.9%	29.6%
Net claims and claim expense ratio - prior accident years	(112.5)%	(10.5)%	(70.1)%	(18.7)%	3.1%	(12.4)%
Net claims and claim expense ratio - calendar year	(94.1)%	44.7%	(36.4)%	0.2%	59.0%	17.2%
Underwriting expense ratio	30.1%	33.8%	31.7%	22.8%	38.5%	27.3%
Combined ratio	(64.0)%	78.5%	(4.7)%	23.0%	97.5%	44.5%

	Six months ended June 30, 2018			Six months ended June 30, 2017
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$1,028,057	$231,538	$1,259,595	$825,924	$193,952	$1,019,876
Net premiums written	$472,850	$179,059	$651,909	$477,493	$148,842	$626,335
Net premiums earned	$267,050	$162,137	$429,187	$269,812	$109,374	$379,186
Net claims and claim expenses incurred	(102,749)	59,087	(43,662)	7,150	64,705	71,855
Acquisition expenses	34,014	47,557	81,571	21,002	36,601	57,603
Operational expenses	42,017	8,339	50,356	42,437	9,281	51,718
Underwriting income (loss)	$293,768	$47,154	$340,922	$199,223	$(1,213)	$198,010

Net claims and claim expenses incurred - current accident year	$43,506	$83,539	$127,045	$41,002	$55,653	$96,655
Net claims and claim expenses incurred - prior accident years	(146,255)	(24,452)	(170,707)	(33,852)	9,052	(24,800)
Net claims and claim expenses incurred - total	$(102,749)	$59,087	$(43,662)	$7,150	$64,705	$71,855

Net claims and claim expense ratio - current accident year	16.3%	51.5%	29.6%	15.2%	50.9%	25.5%
Net claims and claim expense ratio - prior accident years	(54.8)%	(15.1)%	(39.8)%	(12.6)%	8.3%	(6.6)%
Net claims and claim expense ratio - calendar year	(38.5)%	36.4%	(10.2)%	2.6%	59.2%	18.9%
Underwriting expense ratio	28.5%	34.5%	30.8%	23.6%	41.9%	28.9%
Combined ratio	(10.0)%	70.9%	20.6%	26.2%	101.1%	47.8%

19

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measures in previous investor communications and the Company's management believes that these measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments, and the associated income tax expense or benefit, and the exclusion of the write-down of a portion of the Company's deferred tax asset as a result of the reduction in the U.S. corporate tax rate from 35% to 21% effective January 1, 2018 pursuant to the Tax Cuts and Jobs Act of 2017 (the "Tax Bill"), which was enacted on December 22, 2017. The Company's management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the Company's fixed maturity investment portfolio, equity investments trading and investments-related derivatives, the associated income tax expense or benefit of those fluctuations, and the non-recurring impact of the write-down of a portion of the Company's deferred tax assets as a result of the Tax Bill. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net income (loss) available (attributable) to RenaissanceRe common shareholders to operating income (loss) available (attributable) to RenaissanceRe common shareholders; 2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

	Three months ended					Six months ended
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	June 30, 2018	June 30, 2017
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$191,788	$56,713	$(3,452)	$(504,812)	$171,142	$248,501	$263,494
Adjustment for net realized and unrealized losses (gains) on investments	17,901	82,144	7,716	(42,052)	(58,113)	100,045	(101,486)
Adjustment for deferred tax asset write-down (1)	—	—	36,705	—	—	—	—
Adjustment for income tax (benefit) expense (2)	(58)	(3,648)	384	2,711	3,785	(3,706)	8,492
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$209,631	$135,209	$41,353	$(544,153)	$116,814	$344,840	$170,500

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$4.78	$1.42	$(0.09)	$(12.75)	$4.24	$6.21	$6.47
Adjustment for net realized and unrealized losses (gains) on investments	0.45	2.07	0.20	(1.06)	(1.45)	2.52	(2.52)
Adjustment for deferred tax asset write-down (1)	—	—	0.93	—	—	—	—
Adjustment for income tax (benefit) expense (2)	—	(0.09)	0.01	0.07	0.09	(0.09)	0.21
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$5.23	$3.40	$1.05	$(13.74)	$2.88	$8.64	$4.16

Return on average common equity - annualized	18.6%	5.7%	(0.3)%	(47.2)%	15.2%	12.2%	11.7%
Adjustment for net realized and unrealized losses (gains) on investments	1.7%	8.2%	0.8%	(3.9)%	(5.2)%	4.9%	(4.5)%
Adjustment for deferred tax asset write-down (1)	—%	—%	3.7%	—%	—%	—%	—%
Adjustment for income tax (benefit) expense (2)	—%	(0.4)%	—%	0.3%	0.3%	(0.2)%	0.2%
Operating return on average common equity - annualized	20.3%	13.5%	4.2%	(50.8)%	10.3%	16.9%	7.4%

(1)
Adjustment for deferred tax asset write-down represents the write-down of a portion of the Company's deferred tax asset as a result of the reduction in the U.S. corporate tax rate from 35% to 21% effective January 1, 2018 pursuant to the Tax Bill, which was enacted on December 22, 2017.

(2)
Adjustment for income tax (benefit) expense represents the income tax (benefit) expense associated with the adjustment for net realized and unrealized losses (gains) on investments. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.

20

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Book value per common share	$104.56	$100.29	$99.72	$100.00	$113.08
Adjustment for goodwill and other intangibles (1)	(6.69)	(6.66)	(6.49)	(6.55)	(6.56)
Tangible book value per common share	97.87	93.63	93.23	93.45	106.52
Adjustment for accumulated dividends	18.66	18.33	18.00	17.68	17.36
Tangible book value per common share plus accumulated dividends	$116.53	$111.96	$111.23	$111.13	$123.88

Quarterly change in book value per common share	4.3%	0.6%	(0.3)%	(11.6)%	3.4%
Quarterly change in tangible book value per common share plus change in accumulated dividends	4.9%	0.8%	0.1%	(12.0)%	3.9%
Year to date change in book value per common share	4.9%	0.6%	(8.0)%	(7.8)%	4.3%
Year to date change in tangible book value per common share plus change in accumulated dividends	5.7%	0.8%	(7.2)%	(7.3)%	5.2%

(1)
At June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017, and June 30, 2017, goodwill and other intangibles included $29.1 million, 26.3 million, $16.7 million, $17.4 million and $18.1 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

21

RenaissanceRe Holdings Ltd.
Comments on Regulation G
From time to time, the Company discusses “managed catastrophe premiums” which is defined as gross catastrophe premiums written by the Company and its related joint ventures. “Managed catastrophe premiums” differs from Property segment gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of other property gross premiums written and the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Reinsurance Ltd. ("Top Layer Re"), which is accounted for under the equity method of accounting. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums assumed by the Company through its consolidated subsidiaries and related joint ventures. A reconciliation of “managed catastrophe premiums” to Property segment gross premiums written is included below:

	Three months ended					Six months ended
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	June 30, 2018	June 30, 2017
Property Segment
Catastrophe	$437,720	$590,337	$35,012	$243,514	$411,500	$1,028,057	$825,924
Other property	114,907	116,631	60,154	81,881	87,847	231,538	193,952
Property segment gross premiums written	$552,627	$706,968	$95,166	$325,395	$499,347	$1,259,595	$1,019,876

Managed Catastrophe Premiums
Property segment gross premiums written	$552,627	$706,968	$95,166	$325,395	$499,347	$1,259,595	$1,019,876
Other property gross premiums written	(114,907)	(116,631)	(60,154)	(81,881)	(87,847)	(231,538)	(193,952)
Catastrophe gross premiums written	$437,720	$590,337	$35,012	$243,514	$411,500	$1,028,057	$825,924
Catastrophe premiums written on behalf of the Company's joint venture, Top Layer Re	26,027	13,660	1,540	1,510	26,337	39,687	38,722
Managed catastrophe premiums	$463,747	$603,997	$36,552	$245,024	$437,837	$1,067,744	$864,646

22